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                                                                    EXHIBIT 10.2

                                 AUTOZONE, INC.
                           SECOND AMENDED AND RESTATED
                          EXECUTIVE STOCK PURCHASE PLAN

         AUTOZONE, INC., a corporation organized under the laws of the State of Nevada, by resolution of its Board of Directors on October 2, 2001, hereby adopts the AutoZone, Inc. Executive Stock Purchase Plan (the "Plan"), subject to the approval of the Plan by the stockholders of the Company as provided in paragraph 15 of the Plan. The Plan was approved by the stockholders on December 13, 2001. This Plan was Amended and Restated on July 29, 2002, and December 10, 2003, by the Compensation Committee.

         The purposes of the Plan are as follows:

     (1) To assist selected employees of the Company or of a Parent or Subsidiary of the Company in acquiring a stock ownership interest in the Company above the maximum amount of stock ownership interest allowable pursuant to the AutoZone, Inc. Second Amended and Restated Employee Stock Purchase Plan (the "ESPP"). The Plan is not intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

     (2) To help selected employees provide for their future security and to encourage them to remain in the employment of the Company or of a Parent or Subsidiary of the Company.

1. DEFINITIONS

         Whenever any of the following terms are used in the Plan with the first letter or letters capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural where the context so indicates:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean the willful engagement by the Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, as determined by the Committee.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Compensation Committee of the Board appointed to administer the Plan pursuant to paragraph 12.

     (e) "Company" shall mean AutoZone, Inc., a Nevada corporation.

     (f) "Date of Exercise" shall mean with respect to any Option (i) the March 31 of the Plan Year in which the Option was granted (in the case of an Option granted on January 1), (ii) the

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June 30 of the Plan Year in which the Option was granted (in the case of an
Option granted on April 1), (iii) the September 30 of the Plan Year in which the Option was granted (in the case of an Option granted on July 1), (iv) the December 31 of the Plan Year in which the Option was granted (in the case of an Option granted on October 1) or (v) such other day, as may be determined by the Committee, of the Plan Year in which the Option was granted.

     (g) "Date of Grant" shall mean the date upon which an Option is granted, as set forth in subparagraph 3(a).

     (h) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code, or such other definition as the Committee shall provide in its discretion.

     (i) "Eligible Compensation" shall mean (i) the Eligible Employee's rate of pay for the immediately preceding fiscal year based on the base salary plus annual incentive compensation paid for the fiscal year, if the Eligible Employee was employed by the Company for the full preceding fiscal year, otherwise (ii) the Eligible Employee's annualized current salary plus any annual incentive compensation accrued for the fiscal year as of the Date of Grant.

     (j) "Eligible Employee" shall mean an employee of the Company and those of any present or future Parent or Subsidiary of the Company incorporated under the laws of a state of the United States of America who is selected by the Committee and designated in writing to be eligible to participate in the Plan.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Form" shall mean either a paper form or a form on electronic media, prepared by the Company.

     (m) "Normal Retirement Date" shall mean a Participant's normal retirement date as set forth in the AutoZone, Inc. Associate's Pension Plan, as it may be amended from time to time.

     (n) "Option" shall mean an option granted under the Plan to an Eligible Employee to purchase shares of the Company's Stock.

     (o) "Option Period" shall mean with respect to any Option the period beginning upon the Date of Grant and ending upon the Date of Exercise.

     (p) "Option Price" has the meaning set forth in subparagraph 4(b).

     (q) "Parent of the Company" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option each of the corporations other than the Company owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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     (r) "Participant" shall mean an Eligible Employee who has complied with the provisions of subparagraph 3(b).

     (s) "Plan" shall mean the AutoZone, Inc. Executive Stock Purchase Plan.

     (t) "Plan Year" shall mean the calendar year beginning on January 1 and ending on December 31.

     (u) "Restricted Share Option" shall mean an Option for Restricted Shares.

     (v) "Restricted Share Option Price" has the meaning set forth in subparagraph 4(b)(i).

     (w) "Restricted Shares" has the meaning set forth in subparagraph 4(c)(i).

     (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (y) "Stock" shall mean shares of the Company's common stock.

     (z) "Subsidiary of the Company" shall mean any corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (aa) "Unvested Share Option" shall mean an Option for Unvested Shares.

     (bb) "Unvested Share Option Price" has the meaning set forth in subparagraph 4(b)(ii).

     (cc) "Unvested Shares" has the meaning set forth in subparagraph 4(c)(ii).

2. STOCK SUBJECT TO THE PLAN

         Subject to the provisions of paragraph 9 (relating to adjustment upon changes in the Stock), the Stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 300,000 shares, and may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.

3. GRANT OF OPTIONS

         (a) General Statement. Following the effective date of the Plan and continuing while the Plan remains in force, the Company may offer Options under the Plan to all Eligible Employees. These Options may be granted four times each Plan Year on the January 1, the April 1, the July 1, or the October 1 of each Plan Year, or on such other days as may be determined by the Committee. The term of each Option shall be for three months and shall end on the March 31 (with respect to a January 1 Date of Grant), the June 30 (with respect to an April 1 Date of Grant), the September 30 (with respect to a July 1 Date of Grant), or the December 31 (with respect to an October 1 Date of Grant) of the Plan Year in which the Option is granted or for

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such other term or Date of Exercise as may be determined by the Committee. The
Options are granted in consideration of past and future services to the Company. Each Option shall consist of a Restricted Share Option granted together with an Unvested Share Option, and exercise of an Option may only occur by exercising both the Restricted Share Option and the Unvested Share Option together. The number of shares of the Stock subject to each Restricted Share Option shall be the whole number quotient of (i) the aggregate payroll deductions authorized by each Participant in accordance with subparagraph 3(b) for the Option Period divided by (ii) the Restricted Share Option Price. The number of shares of the Stock subject to each Unvested Share Option shall be the whole number quotient of the number of shares subject to the Restricted Share Option for the Option Period divided by 5.66667.

         (b) Election To Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month next preceding either a January 1 Date of Grant, an April 1 Date of Grant, a July 1 Date of Grant, or an October 1 Date of Grant, or on such other days as may be determined by the Committee, the properly completed Form whereby the Eligible Employee gives notice of the election to participate in the Plan as of the next following Date of Grant, and which shall designate a stated dollar amount, in $5.00 increments, of Eligible Compensation to be withheld on each regular payday and or bonus payment date. The stated dollar amount may not be less than $5.00 and may not exceed 25% of the Eligible Employee's Eligible Compensation.

         (c) Changes in Payroll Authorization. The payroll deduction authorization referred to in subparagraph 3(b) may only be changed during the enrollment period described in subparagraph 3(b) and may not be changed during the Option Period, except as provided in paragraph 5.

4. EXERCISE OF OPTIONS

         (a) General Statement. Each Participant who has purchased the maximum number of shares he or she is permitted to purchase pursuant to the Participant's option granted for the concurrent option period under the ESPP automatically will be deemed to have exercised the Option on each Date of Exercise to the extent that the balance then in the Participant's account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. The excess balance, if any, in Participant's account shall remain in the account and be available for the purchase of Stock on the following Date of Exercise, provided that no withdrawal from the Plan or termination of employment has occurred under paragraphs 5 or 6. The Option will not be exercised and will be deemed canceled if the Participant has not purchased the maximum number of shares he or she is permitted to purchase pursuant to the Participant's option granted for the concurrent option period under the ESPP.

         (b) "Option Price" Defined. The option price per share of the Stock (the "Option Price") to be paid by each Participant on each exercise of an Option shall be as follows:

                  (i) The Option Price to be paid by each Participant on each exercise of a Restricted Share Option (the "Restricted Share Option Price") shall be an amount equal to 100% of the fair market value of the Stock on the Date of Exercise. The fair market value

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         of the Stock as of a given date shall be: (A) the closing price of the
         Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (B) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (C) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or (D) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

                  (ii) The Option Price to be paid by each Participant on each exercise of an Unvested Share Option (the "Unvested Share Option Price") shall be zero.

         (c) Delivery of Share Certificates.

                  (i) For a number of shares of Stock which are purchased upon the exercise of a Restricted Share Option (the "Restricted Shares"), upon the first anniversary of the Date of Exercise and upon proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant a certificate issued in Participant's name for such number of shares. The Restricted Shares shall not be transferable or assignable by the Participant until the first anniversary of the Date of Exercise.

                  (ii) For a number of shares of Stock which are purchased upon the exercise of an Unvested Share Option (the "Unvested Shares"), subject to the Participant's continued employment with the Company except as provided below, on the first anniversary of the Date of Exercise and upon the proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant a certificate issued in Participant's name for such number of shares. If a Participant's employment with the Company is terminated prior to the first anniversary of the Date of Exercise, except by reason of the Participant's death, Disability, termination by the Company without Cause, or retirement on or after the Participant's Normal Retirement Date, the Unvested Shares shall be forfeited and the Participant shall have no further interest in the Unvested Shares. Upon the termination of a Participant's employment with the Company by reason of the Participant's death, Disability, termination by the Company without Cause, or retirement on or after the Participant's Normal Retirement Date, the Unvested Shares shall be vested and upon the proper completion and submission of the proper Form to the Company, the Company shall deliver to such Participant a certificate issued in Participant's name for the Unvested Shares.

                  (iii) In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. The inability of the Company to obtain from any such commission or agency

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         authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to return the amount of the balance in the account in cash.

5. WITHDRAWAL FROM THE PLAN

         (a) General Statement. Any Participant may withdraw from the Plan at any time. A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a Form prepared by the Company. The Company, as soon as practicable following receipt of a Participant's notice of withdrawal, will refund to the Participant the amount of the balance in the account under the Plan. Upon receipt of a Participant's notice of withdrawal from the Plan, automatically and without any further act on the part of the Participant, the payroll deduction authorization, any interest in the Plan, and any Option under the Plan shall terminate.

         (b) Participation Following Withdrawal. A Participant who withdraws from the Plan may participate again in the Plan on the next January 1, April 1, July 1, or October 1 immediately following the date of withdrawal, or on such other days as may be determined by the Committee.

         (c) Stock Subject to Plan. Notwithstanding a Participant's withdrawal from the Plan, any Stock acquired under the Plan shall remain subject to the terms of the Plan.

6. TERMINATION OF EMPLOYMENT

         (a) Termination of Employment Other Than By Retirement, Death, Disability, or Without Cause. If the employment of a Participant is terminated other than by reason of the Participant's (i) retirement on or after the Participant's Normal Retirement Date, or earlier or later with the consent of the Committee, (ii) death, (iii) Disability, or (iv) termination by the Company without Cause, then participation in the Plan automatically shall terminate as of the date of the termination of employment. As soon as practicable after such a Participant's termination of employment, the Company will refund the amount of the balance in that account under the Plan. Upon a Participant's termination of employment under this subparagraph 6(a), any Option under the Plan shall terminate.

         (b) Termination of Employment By Retirement, Disability, or Without Cause. A Participant (i) who retires on or after the Participant's Normal Retirement Date, or earlier or later with the consent of the Committee, (ii) whose employment is terminated by reason of the Participant's Disability, or
(iii) whose employment is terminated by the Company without Cause, may by written notice to the Company request payment of the balance in the account under the Plan, in which event the Company shall make such payment as soon as practicable after receiving such notice; upon receipt of such notice, the Participant's interest in any Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, such Participant's Option will be deemed to have been exercised on such Date of Exercise.

         (c) Termination of Employment By Death. If the employment of a Participant is terminated by the Participant's death, the executor of the Participant's will or the administrator of

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the Participant's estate by written notice to the Company may request payment of the balance in the Participant's account under the Plan, in which event the Company shall make such payment without any interest thereon as soon as practicable after receiving such notice. Upon receipt of such notice, the Participant's interest in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

7. RESTRICTION UPON ASSIGNMENT

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of any Participant or any successor in interest, nor shall any Option be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this paragraph 7 shall prevent transfers by will or by the applicable laws of descent and distribution. Except as provided in subparagraph 6(c), an Option may not be exercised to any extent except by the Participant.

8. NO RIGHTS OF STOCKHOLDER UNTIL OPTION IS EXERCISED

         With respect to shares of the Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, an Option is exercised.

9. CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

         Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of stock dividend or by reason of division, combination or reclassification of shares, appropriate action will be taken by the Committee to adjust accordingly the number of shares of the Stock subject to the Plan and the number and the Option Price of shares of the Stock subject to the Options outstanding under the Plan.

10. USE OF FUNDS; NO INTEREST PAID

         All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any account under the Plan with respect to such funds.

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11. AMENDMENT OF THE PLAN

         The Committee may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by the vote of the holders of more than 50% of the shares of the Company's Stock present in person or by proxy and entitled to vote at a meeting shall be required to amend the Plan (i) to increase the number of shares of Stock available under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in subparagraph 4(b), (iii) to materially alter the requirements for eligibility to participate in the Plan, or (iv) to modify the Plan in a manner requiring stockholder approval under the Code or the Exchange Act.

12. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

         (a) Administration. The Plan shall be administered by the Compensation Committee of the Board.

         (b) Duties And Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

         (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

         (d) Professional Assistance; Good Faith Actions. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

13. NO RIGHTS AS AN EMPLOYEE

         Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent or Subsidiary of the Company or to affect the right of the Company or a Parent or Subsidiary of the Company to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

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14. MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY

         In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options.

15. TERM; APPROVAL BY STOCKHOLDERS

         No Option may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after December 31, 2006, unless extended by the Board of Directors of the Company. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board of Directors' initial adoption of the Plan.

16. EFFECT UPON OTHER PLANS

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or a Parent or Subsidiary of the Company. Nothing in this Plan shall be construed to limit the right of the Company or a Parent or Subsidiary of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or a Parent or Subsidiary of the Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

17. RULE 16b-3 RESTRICTIONS UPON DISPOSITIONS OF STOCK

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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18. NOTICES

         Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary or any designee and any notice to be given to a Participant shall be addressed to Participant's last address as reflected in the Company's records and may be given either in writing or via electronic communication to the extent permitted by law. By a notice given pursuant to this paragraph 18, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of the representative status and address by notice under this paragraph 18. Any notice shall have been deemed duly given when received by the Company or when sent to a Participant by the Company to Participant's last known mailing address or delivered to an electronic mailbox accessible by Participant as permitted by law.

19. TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

20.  TAX WITHHOLDING

         (a) Payment of any sums required by federal, state or local tax law shall be withheld with respect to the issuance, vesting, exercise or payment of any Restricted Shares, Restricted Share Options or Unvested Shares within the time limit as required by law for such payment. A Participant may elect to pay withholding taxes due upon the vesting of the Restricted Shares and Unvested Shares by having the Company withhold Unvested Shares that have vested and are issuable to such Participant as Stock (without restriction or risk of forfeiture).

         (b) Notwithstanding any other provision of the Plan, the number of shares that may be withheld in order to satisfy the Participant's federal and state income and payroll tax liabilities with respect to the vesting, exercise or payment of the Unvested Shares shall be limited to the number of shares that have a fair market value (as defined below) on the date of withholding equal to the aggregate amount of such tax liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

         (c) For these purposes, the fair market value of the withheld shares, as of a given date, shall be: (A) the closing price of the Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if the Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (B) if the Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (C) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date

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as determined in good faith by the Committee; or (D) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

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